Exhibit 99.1

Rocket Lab Closes Acquisition of Geost, Expanding Its National Security Capabilities with Launch, Spacecraft, and Now Payloads

The acquisition expands Rocket Lab’s end-to-end mission solutions with advanced electro-optical and infrared payloads for missile warning, tracking, and space domain awareness.

Long Beach, California – August 12, 2025 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab” or the “Company”), a global leader in launch services and space systems, today announced it has completed the acquisition of the parent holding company of Geost, LLC (“Geost”), a leading developer of electro-optical and infrared (EO/IR) sensor systems for national security space missions, from Lightridge Solutions, a portfolio company of ATL Partners. The acquisition, first announced on May 27, 2025, was completed for $275 million before closing adjustments, comprising approximately $125 million in cash and 3,057,588 shares of Rocket Lab common stock, with an additional potential earnout of up to $50 million tied to future revenue targets of Geost’s business.

With the closing of the transaction, Rocket Lab secures its status as a disruptive prime contractor for next-generation defense initiatives like the Golden Dome for America concept, and the Space Development Agency’s Proliferated Warfighter Space Architecture, adding Optical Systems to its portfolio of capabilities as a provider of complete, mission-ready spacecraft for U.S. national security programs.

Geost’s EO/IR technologies support missile warning and tracking, tactical intelligence, surveillance, reconnaissance, Earth observation, and space domain awareness, core capabilities critical to U.S. space assets operating in increasingly contested environments. Founded in 2004, Geost brings a proven record of performance across classified and unclassified missions, supplying resilient payloads that enhance national security and space situational awareness. In combining with Rocket Lab, Geost will tap into the Company’s resources and manufacturing expertise to boost high-volume production, making EO/IR technologies available at scale.

Rocket Lab founder and CEO, Sir Peter Beck, says: “Being able to quickly build and deploy entire satellite systems is the cornerstone of future U.S. defense strategy, and with this acquisition, we’re accelerating the delivery of mission critical payloads that support U.S. national security projects. This acquisition strengthens our role in building the resilient, responsive space architecture envisioned under Golden Dome, combining Geost’s proven sensing technologies with Rocket Lab’s ability to scale fast, secure, and integrated space solutions.”

Bill Gattle, CEO of Lightridge Solutions, adds: “This is a pivotal next step for Geost. Becoming part of Rocket Lab enables Geost to take its sensing technologies further, faster—joining forces with a company that’s redefining space system delivery. Geost is excited to partner with a team that shares a commitment to speed, innovation, and national purpose. Together, Geost and Rocket Lab can scale production, accelerate delivery, and strengthen the critical space capabilities our nation depends on.”

Geost will continue to operate in Arizona and Virginia, expanding Rocket Lab’s footprint across North America. In acquiring Geost, Rocket Lab will gain the company’s extensive product assets and manufacturing facilities and laboratories, intellectual property, and product inventory.

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Rocket Lab Media Contact

Lindsay McLaurin

media@rocketlabusa.com

+ About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, the HASTE suborbital launch vehicle for hypersonic tests, a family of flight proven spacecraft, and the larger Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually. Rocket Lab has deployed 200+ payloads from its launch sites in the United States and New Zealand for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s family of spacecraft have been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.

+ About Geost

Founded in 2004, Geost, LLC, a LightRidge Solutions Company and portfolio company of ATL Partners, is a rapidly growing producer of affordable high-performance optical systems for critical national security space missions. The company has served its core National Security Space customer base since its founding and employs over 100 high performing professionals. For more information on Geost visit: https://www.geost.com.

+ About ATL Partners:
Founded in 2014, ATL Partners is a premier sector-focused private equity firm that invests in commercial aerospace, national security, and transportation & logistics companies. ATL brings deep sector expertise to its investment approach with experienced investment professionals and strong operating executives who have decades of combined experience in each of ATL’s core sectors. For more information about ATL Partners, visit https://www.atlpartners.com.

+ Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the financial and business impact of the transaction and the anticipated benefits of the transaction, our ability to integrate the acquired business with our product and service offerings, our launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to risks related to the integration of proposed acquisitions, including our ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Geost’s technologies, product offerings and operations, as well as the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.